                                                                   EXHIBIT 10.28


1/15/98


                                COMANCHE TRAIL



                                     LEASE

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT entered into this tenth day of April, 1990, by and between LLOYD G. HOBBS, of Dallas, Texas, as LESSOR and SELECT CARE ENTERPRISES, INC., P.O. BOX 202042 Austin, Texas 78720-2047, as LESSEE, WITNESSETH:

     THAT for and in consideration of the covenants herein contained and the rent hereby reserved, the Lessor has hereby let and rented to Lessee and Lessee has hired and taken from the Lessor, the following described property, consisting of one 120-bed nursing home, commonly known as Scenic Mountain Nursing Center, Howard County, Big Spring, Texas, more particularly described in Exhibit "A" attached hereto, including all furniture, fixtures and equipment located therein, provided and installed by Lessee, more particularly described in Exhibit "B" attached hereto, to have and to hold the same for the period of years and upon the terms and conditions hereinafter stated:

     1. The term of this Lease shall be for the period of fifteen (15) years, commencing April 15, 1991 and ending April 14, 2006.

     2. The rental shall be $22,000.00 per month for year one, $24,750.00 per month for years two through fifteen per month, payable in advance on or before the fifteenth day of each month. If the Lease shall commence on a day other than the fifteenth day of the month, the rent will be pro-rated for the first month. The rental payment will be mailed to Lloyd G. Hobbs, P.O. Box 126, Fort Smith, Arkansas, 72902, or to such other address as may be directed in writing.

     3. Lessee agrees to pay all taxes, general or special, assessed against the land, buildings and personal property, from the time the property is deeded to Lessor forward. An escrow for taxes is required; therefore, an escrow payment of Seven hundred fifty dollars ($750) per month will be deposited with the Lessor for payment of taxes. This escrow payment will be adjusted annually, to cover the taxes as levied against the real and personal property by all taxing authorities using the previous year as a guide.

     4. The Lessee shall be responsible for and pay for fire and extended coverage on the building and contents in such amount as shall be reasonably requested by Lessor, being at least replacement value. The insurance policy shall designate Lessor and Lessee as named insureds and loss payees, as their interests may appear. If Lessee fails or neglects to provide this insurance as required, Lessor may obtain same and add the premium cost to the next lease payment due.

     5. In the event of partial destruction of the building and contents (that is, destruction of less than half, in value of the building and contents) by fire or other casualty, then the Lessee shall be entitled to the insurance proceeds and shall be obligated to restore the premises, including furniture, furnishings, fixtures and equipment, to at least as good condition as it was, prior to the des-truction. Any insurance proceeds, in the event of loss, will be escrowed with Owner of the building. Owner will pay bills incurred, as directed by Lessee, from insurance proceeds, to repair damages as presented by repair contractors. If repairs cost more than insurance proceeds, Lessee will be obligated to pay the difference from Lessee's own funds. If destruction is fifty per cent (50%) or more, of value, Lessor shall be entitled to the insurance proceeds and shall, at its option, restore the premises as above provided or cancel the Lease. In the event of destruction of fifty per cent (50%) or more of value, Lessor shall advise Lessee, within thirty (30) days following the destruction, of his election in this regard.

     6. In the event of a taking of all or of part of the land and buildings as a result of eminent domain, condemnation or other governmental taking, the consideration paid therefor shall be paid to the Lessor, and from the date of payment of such consideration, the rental amount shall abate and be reduced in proportion to the relation of the amount of the consideration to $2,200,000 in value.

     7. Lessee shall, as long as this Lease remains in effect, pro-cure and keep in effect, general public liability insurance against claims for bodily injury or death occurring upon, in or about the demised premises, and on, in or about the adjoining streets and passageways, with limits of not less than $3,000,000 any one person or incident. Lessee shall also provide for malpractice insurance. Lessor shall be a named insured on all policies.

     8. Lessee agrees that it will at all times, during the term of this Lease or any extension thereof, indemnify, protect, defend and save harmless, the Lessor, against any and all claims, costs, charges, liabilities, or expenses arising from damage or injury, actual or claimed, of whatever kind or character, to property or persons occurring in or about the demised premises, streets, sidewalks, passageways, parking lots, and alleys adjacent thereto, and agree to resist or defend such action or proceedings, and cause the same to be defended at its expense.

     9. The premises shall be used as a licensed nursing home and for no other purpose without the written consent of Lessor. Lessee agrees to maintain the entire premises, including buildings, drives, parking area, furniture, fixtures, equipment, and decoration in good and tenantable repair and condition. Lessee shall, at its expense, repair or replace items as may be necessary to comply with this covenant, and such that the premises shall at all times qualify for and remain, licensed as, at least an ICF III for a 120-bed nursing home under the laws and regulations of the United States and the State of Texas. A reduction in, or loss of, this or equivalent license rating, in the event license ratings are changed, will be considered a default in this Lease.

     10. Lessee, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld, shall have the right to make such additions, alterations, changes and improvements on the demised premised as Lessee shall deem necessary or desirable; provided that no such addition, alteration, change or improvement shall be made which will weaken the structural strength of the building, dimish its utility or value, and all additions, alterations, changes and improvements shall be made in a workmanlike manner in full compliance with all building laws and ordinances applicable thereto, and shall become part thereto upon termination of this Lease. Lessee may erect and maintain such signs upon the premises as they may desire, and as may be permitted by laws or ordinances pertaining thereto, but at its sole expense and responsibility.

     11. Lessee shall keep the demised premises in a clean, safe and sanitary condition, and shall comply with all municipal, county, state and federal laws and regulations governing the conduct of the activities conducted, suffered or permitted by the Lessee on the demised premises and the Lessee shall obtain appropriate permits from all such authorities required.

     12. Lessee shall have the right to sub-lease, or assign, any or all of the leased premises, with the prior written consent of Lessor, first obtained, which consent will not be unreasonably withheld, provided that the Lessee will remain liable for the performance of the covenants and obligations of this Lease.

     13. Lessee agrees to permit Lessor, or his authorized representative to enter the demised premises at all reasonable times during usual business hours for the purpose of inspecting the same, provided that, this shall not be construed to obligate Lessor to notify Lessee of any defect observed therein.

     14. Lessee shall not do or suffer anything to be done whereby the demised premises, or any part thereof, may be encumbered by a mechanic's or similar lien, and in the event such a lien is filed against the demised premises, or any part thereof, purporting to be for or on account of any labor done or material or services furnished in connection with any work in or about the demised premises, Lessee shall discharge the same of record within ten (10) days after the date of such claim, or if Lessee desires to contest the validity or amount of such claim, it may do so provided that it first posts security acceptable to Lessor, fully indemnifying Lessor and the premises from any claim, charge, or demand arising from such claim or expenses incurred in connection therewith.

     15. The occurrence of any one or more of the following events shall constitute an "event of default" in the performance of the covenants of the
Lessee:

         a. The Lessee shall fail or neglect to pay the rentals when due, or to pay any other sum of money which they are required by this Lease to pay, and such non-payment shall continue on the tenth day after written notice of the same has been posted to Lessee. In the event of default of this Lease, Lessee's will forfeit any rights, or ownership of contracts and ownership of Certificate of

Need at this location, with the State of Texas or the United States Government, to Lessor.

         b. The Lessee shall fail, refuse or neglect to perform or observe any other covenant required of them herein, and such non-performance or non-observance shall continue on the thirtieth (30th) day (unless a later date be stated in the notice) after written notice of the same has been posted to the Lessee.

         c. This Lease, or the premises itself, or any property of the Lessee is levied upon by process of law, and such levy be not completely discharged, or secured to the satisfaction of the Lessor, within fifteen (15) days after service of the process.

         d. Lessee becomes involved in financial difficulties as evidenced by
(1) an admission in writing of their inability to pay their debts generally as they become due, (2) becoming petitioner in any voluntary debtor or bankruptcy proceedings, whether asking arrangement, composition, reorganization, liquidation, or other relief, suspension or modification of their obligations,
(3) becoming a party respondent to any involuntary proceeding the purpose of which is to subject the assets of the Lessee to the control of a court of creditor's committee, (4) making an assignment of all or of a substantial part of their property for the benefit of their creditors, or (5) seeking, consenting to or failing to avert the appointment of a receiver or a trustee for all or a substantial part of their property, or of the demised premises, or of their interest in this Lease.

     16. If an event of default occurs, Lessor shall have the option to:

         a. Terminate this Lease by service of written notice of termination, and Lessee's right to the possession of the premises shall cease upon the date stated in such notice, without prejudice to Lessor's right to recover all sums due as of the date possession is surrendered, plus any damage or loss suffered on or prior to such date, including any expenses such as court costs, attorneys' fees and similar expenses incurred by Lessor in recovering possession, rent and/or damages due from Lessee; or

         b. Re-enter and take possession of the premises without further demand or notice, and expel Lessee, or those claiming under it, and remove the effects of both, or either (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to Lessor's further rights under this Lease. In such event, the obligations of the Lessee under this Lease shall continue, but Lessor may from time to time upon such terms and conditions, and for such bona fide rental as they may be able reasonably to negotiate, sublet the premises for the account of Lessee, and all sums received by Lessor shall be credited to the account of Lessee class all reasonable expenses actually incurred by Lessor, including, but not limited to brokerage fees, advertising expense, preparation including re-decoration of the premises for sub-letting, legal expenses, cost of performing such of Lessees' obligations as Lessor finds it necessary to perform at it's expense, and all other items necessary and proper to procure suitable tenants for the premises. Lessee shall remain liable to Lessor for any deficiency between the amounts properly credited to Lessee and the amount due Lessor under this Lease.

         c. If Lessor, after taking possession of the premises pursuant to subparagraph (b) above, is unable to make a bona fide sub-lease with a new tenant for a term which equals or exceeds the balance of the period for which Lessee is then obligated, Lessor shall have the right forthwith to demand and recover from Lessee, the present value of the difference between the amount to be received by Lessor under the new sub-lease, and the amount which would have been payable by Lessee under this Lease for the remainder of the term hereof, plus the expenses of Lessor as defined above.

         d. Notwithstanding any election by Lessor to retake possession pursuant to subparagraph (b) above, Lessor may at any time thereafter, upon written notice to Lessee, terminate this Agreement in all respects, and in such event, Lessee shall have no further liability, obligation or responsibility after the date of such termination.

         e. In order that Lessor may be indulgent when it deems the circumstances warrant without prejudicing it's right under this Lease, Lessee now expressly agrees that no indulgence or extension, waiver or forgiveness, variation by practice, nor any neglect or abstention by Lessor in strictly enforcing the covenants of Lessee on any one or more occasions shall ever be deemed a waiver of or estoppel against the right of Lessor to insist upon strict compliance with each and every covenant herein, without any further or special notice or warning, the existence of a covenant in this Lease and the provisions of this paragraph, being deemed adequate notice of the rights of the Lessor. No property belonging to the Lessee shall ever be removed from the premises at any time when there exists any default in the payment of any part of the rent due under this Lease, nor after notice of default in the performance of any other covenant or obligation assumed herein by Lessee.

     17. Lessee agrees to execute any instrument reasonably required by Lessor reflecting attornment to their prior interest which may be required by Lessor in-connection with mortgaging their interest in the demised premises, and/or refunding or refinancing in the future of any mortgage which Lessor may place upon the premises.

     18. Upon any termination or expiration of this Lease, whether by lapse of time, cancellation pursuant to an election provided for therein, forfeiture, or otherwise, Lessee shall surrender immediately possession of the demised premises and all buildings and improvements including FP&E, then on the same to Lessor and enantable repair, reasonable wear and tear and damage from fire or other casualty or peril excepted. If possession be not immediately surrendered, Lessor with or without process of Law, may forthwith re-enter said premises and repossess the same, and expel and remove therefrom, using such force as may be necessary, all persons and property, without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to Lessor.

     19. Lessor has the right to assign all or any part of this Lease.

     20. Lessee is hereby granted an option to purchase these facilities including land, improvements, furniture and equipment and reassignment of one-half interest in the Certificate of Need, ten years after commencement of Lease and after one hundred twenty (120) rental payments have been made, and before the Lease expires or is terminated, provided Lessee is not in default on the Lease. The purchase price will be Two Million Five Hundred Thousand Dollars ($2,500,000), payable in cash at closing, unless a financing arrangement is worked out. Upon notification to Lessor of exercise of this option, accompanied by a $10,000 earnest money check, which will be applied to purchase price at closing, Lessor will provide a title binder for inspection of Lessee, with policy to follow at closing, showing property free and clear from all liens. Closing will be within sixty (60) days of receipt of notice of exercise. If option is exercised, purchaser agrees to accept the title with all easements as shown on the survey or plat, and mineral rights previously conveyed.

     21. A one-half (1/2) interest in the Certificate of Need, first issued to Lessee, is hereby assigned to Lessor for as long as this Lease is in effect, to be reassigned to Lessee if Option is exercised.

     22. It is the intention of the parties that this is to be a net, net, net Lease.

     23. At the time of the execution of this Lease, Lessee agrees to assign an undivided one-half interest in the Certificate of Need, to Lessor as part of the consideration for leasing. Lessee agrees that if a default on this Lease occurs, resulting in foreclosure or assignment, Lessee's remaining interest in the Certificate of Need will be assigned to Lessor immediately and forthwith.

     24. This Lease shall be construed and interpreted in accordance with the laws of the state of Texas.

     25. Any notice or demand required or permitted by law or by any provisions of this Lease shall be in writing. All notices or demands by Lessor to or upon Lessee shall be deemed to have been properly given when sent by Certified
Mail, addressed to Select Care Enterprises, Inc., P.O. Box 202042, Austin, Texas 78720-2047, or at such other place as Lessee may from time to time designate in a written notice to Lessor; and to Lessor by Lessee, addressed to Lloyd G. Hobbs, P.O. Box 126, Fort Smith, Arkansas 72902, or at such other place as Lessor may from time to time designate in a written notice to Lessee.

     26. This Lease and all provisions herein shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

     27. Time is of the essence in this Lease.

    IN WITNESS WHEREOF, the parties have caused this instrument to be properly executed this day and year first above written.


                                          /s/ Lloyd G. Hobbs
                                          -------------------------------------
                                          Lloyd G. Hobbs, Lessor


                                          /s/ Larry J.Voegtle, President
                                          --------------------------------------
                                          Select Care Enterprises, Inc., Lessee
                                          Larry J. Voegtle, President



ATTEST:

/s/ Grady E. Wooldridge
------------------------------
Grady E. Wooldridge, Secretary


     Performance of this Lease is hereby guaranteed, jointly and severally, by the following stockholders of the Lessee corporation, being:

/s/ Larry J. Voegtle
------------------------
Larry J. Voegtle


/s/ Grady E. Wooldridge
------------------------
Grady E. Wooldridge


/s/ Delores J. Milligan
------------------------
Delores J. Milligan

                            FIRST ADDENDUM TO LEASE
                            -----------------------

     This First Addendum to Lease is made to amend that certain Lease Agreement, dated the Tenth day of April, 1990, between LLOYD G. HOBBS, of Dallas, Texas As Lessor, and SELECT CARE ENTERPRISES, INC., of Austin, Texas as Lessee.

     Paragraph Two, Page One of this Lease Agreement shall be changed to read as follows:

         "The lease rental shall be $24,135.00 per month, for the first twelve
         (12) months, beginning May 15, 1991. Beginning May 15, 1992, the monthly rental shall increase to $26,885.00 per month for Seventy-two
         (72) months. Beginning May 15, 1998, the monthly rental will decrease to $24,750.00 per month for the balance of the lease term. Rental payments will be mailed to Lloyd Hobbs, P. O. Box 126, Fort Smith, AR 72902, or to such other address as may be directed in writing."

     All other terms of the Lease to remain as originally written. This First Addendum to Lease executed and attached to the original Lease, dated this 16th day of May, 1991.

                                                  /s/ Lloyd G. Hobbs
                                                  ------------------------------
                                                  Lloyd G. Hobbs - Lessor

                                                  SELECT CARE ENTERPRISES, INC.



                                                  By: /s/ Larry J. Voegtre
                                                     ---------------------------
                                                      Larry J. Voegtre
                                                      President - Lessee


ATTEST:

/s/ [SIGNATURE ILLEGIBLE]
----------------------------
       Secretary

                                ASSIGNMENT AND
                                --------------
                              ASSUMPTION OF LEASE
                              -------------------

     This Assignment and Assumption of Lease Agreement ("Assignment") dated as of the 1st day of September, 1997, is entered into by and between Summit Care Corporation, a California corporation ("Assignor") and Summit Care Texas, L.P., a Texas limited partnership ("Assignee").

                                   RECITALS
                                   --------

     WHEREAS, on September 1, 1997, Assignor conveyed all of its assets to Assignee, in accordance with the terms and conditions of that certain Conveyance, Contribution and Bill of Sale effective September 1, 1997;


     WHEREAS, Assignor is a party to that certain Lease Agreement dated April 10, 1990 by and between Lloyd Hobbs, as lessor, and Select Care Enterprises, Inc., as lessee, as amended by that certain First Addendum to Lease dated May 16, 1991 between Lloyd Hobbs and Select Care Enterprises, Inc., as assigned by that certain Assignment of Lease with Option to Purchase dated December 1, 1994 between Select Care Enterprises, Inc., as assignor, and Summit Care Corporation, as assignee, as consented to by Lloyd Hobbs, as landlord, and evidenced by that certain Consent to Assignment of Lease dated December 2, 1994, and as further assigned by Lloyd Hobbs, as landlord, to Hobbs & Curry Family Limited Partnership ("Lease");

     WHEREAS, the parties desire to enter into this Assignment to further evidence the transfer by Assignor to Assignee and Assignee's assumption of all rights and obligations of Assignor arising under the Lease; and

     WHEREAS, pursuant to and in accordance with Section 12 of the Lease, Hobbs & Curry Family Limited Partnership, as landlord, has consented to Assignor's assignment of the Lease to

Assignee as evidenced by that certain Letter Agreement dated January 3, 1997 from Assignor and signed by Hobbs & Curry Family Limited Partnership on January 15, 1997.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENTS
                                   ----------

     1. The recitals set forth above are incorporated herein for all purposes.

     2. Assignor does hereby irrevocably transfer and assign to Assignee all of its rights, interest, liabilities, obligations and duties arising under the Lease and Assignee hereby assumes and agrees to pay, perform and discharge when due all of the liabilities, obligations, and duties of Assignor arising under the Lease.

     3. The parties hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further agreements and assurances as either of the parties hereto may reasonably require to consummate the transaction contemplated hereunder.

     4. All notices to Lessee under the Lease shall be addressed to Assignee at the following address:



                    2600 W. Magnolia Boulevard,
                    P.O. Box 1486
                    Burbank, California 91505-3130



     IN WITNESS WHEREOF, each party has caused this Assignment to be duly executed and delivered in its name and on its behalf, as of the date first above written.

                                      SUMMIT CARE CORPORATION,
                                      a California corporation


                                      By: /s/ John Farber
                                         ---------------------------------------
                                      Name:  JOHN FARBER
                                           -------------------------------------
                                      Title:    SECRETARY
                                            ------------------------------------


                                       SUMMIT CARE TEXAS, L.P.,
                                       a Texas limited partnership


                                       By:  Summit Care Texas Management, Inc.,
                                            its general partner



                                            By: /s/ John Farber
                                               ---------------------------------
                                            Name:      JOHN FARBER
                                                 -------------------------------
                                            Title:      SECRETARY
                                                  ------------------------------

                 ASSIGNMENT OF LEASE with OPTION TO PURCHASE

                                      and

                    LESSOR'S CONSENT TO ASSIGNMENT of LEASE

                  AGREEMENT OF LEASE WITH OPTION TO PURCHASE

          This Agreement is made this 1st day of December, 1994, by and between SELECT CARE ENTERPRISES, INC., a Texas corporation, hereinafter called "Assignor", and SUMMIT CARE CORPORATION, hereinafter called "Assignee".


                                   RECITALS


          A. LLOYD G. HOBBS, as Lessor, and Assignor as Lessee, executed a lease ("the Lease") on April 10, 1990 as amended by First Addendum to Lease dated May 16, 1991. By the terms of the Lease as amended (copies of which are attached hereto as Exhibit "A"), upon the property therein described ("Property") was leased to Assignor as Lessee for a term of fifteen (15) years commencing on April 15, 1991 and ending on April 14, 2006, with an option to purchase the property (the "Option to Purchase") on the terms set forth in Section 20 of the Lease; and

          B. Assignor now desires to assign the Lease and amendment and the Option to Purchase to Assignee, and Assignee desires to accept the assignment thereof.

          THEREFORE, Assignor and Assignee agree as follows:

                                  ASSIGNMENT

          For value received, receipt of which is hereby acknowledged, effective December 1, 1994 at 12:01 a.m., Assignor hereby assigns and transfers to Assignee all of its right, title and interest in and to the Lease and First Addendum thereto and the Option to Purchase hereinbefore described, and Assignee hereby agrees to and does accept the assignment, and Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations required to be kept, performed, and fulfilled by Assignor as Lessee thereunder, including the making of all payments due to or payable on behalf of Lessor under said Lease when due and payable.

          Executed at Clyde, Texas on the day and year first above written.

                                   ASSIGNOR

                                   SELECT CARE ENTERPRISES, INC.

                                   BY: /s/ Deloris Milligan
                                       ------------------------------
                                       Deloris Milligan, President


                                   ASSIGNEE

                                   SUMMIT CARE CORPORATION

                                   BY: /s/ Derwin L. Williams
                                       ------------------------------
                                       Derwin L. Williams,
                                       Vice President


     THE STATE OF TEXAS   S

     COUNTY Of CALLAHAN   S

          This instrument was acknowledged before me on the 6th of December, 1994 by DELORIS MILLIGAN, President of Select Care Enterprises, Inc., a Texas corporation, on behalf of said corporation.

       [STAMP APPEARS HERE]            /s/ Leslie Lee
                                       ------------------------------------
                                       Notary Public, State of Texas
                                       Name Printed:
                                       Comm. Exp.:

     THE STATE 0F CALIFORNIA  S

     COUNTY OF ORANGE         S


          This instrument was acknowledged before me on the 2nd day of December, 1994 by DERWIN L. WILLIAMS, Vice President of Summit Care Corporation, a California corporation, on behalf of said corporation.

       [STAMP APPEARS HERE]            /s/ Julia A. Judy
                                       ------------------------------------
                                       Notary Public, State of California
                                       Name Printed: Julia A. Judy
                                       Comm. Exp.: 3-4-96

                                LEASE AGREEMENT
                                ---------------

         THIS LEASE AGREEMENT entered into this tenth day of April, 1990, by and between LLOYD G. HOBBS, of Dallas, Texas, as LESSOR and SELECT CARE ENTERPRISES, INC., P. O. Box 202042 Austin, Texas 78720-2047, as LESSEE,
    WITNESSETH:

         THAT for and in consideration of the covenants herein contained and the rent hereby reserved, the Lessor has hereby let and rented to Lessee and Lessee has hired and taken from the Lessor, the follow described property, consisting of one 120-bed nursing home, commonly known as Scenic Mountain Nursing Center, Howard County, Big Spring, Texas, more particularly described in Exhibit "A" attached hereto, including all furniture, fixtures and equipment located therein, provided and installed by Lessee, more particularly described in Exhibit "B" attached hereto, to have and to hold the same for the period of years and upon the terms and conditions hereinafter stated:

         1. The term of this Lease shall be for the period of fifteen (15) years, commencing April 15, 1991 and ending April 14, 2006.

         2. The rental shall be $22,000.00 per month for year one, $24,750.00 per month for years two through fifteen. per month, payable in advance on or before the fifteenth day of each month. If the Lease shall commence on a day other than the fifteenth day of the month, the rent will be pro-rated for the first month. The rental payment will be mailed to Lloyd G. Hobbs, P. O. Box 126, Fort Smith, Arkansas, 72902, or to such other address as may be directed in writing.

         3. Lessee agrees to pay all taxes, general or special, assessed against the land, buildings and personal property, from the time the property is deeded to Lessor forward. An escrow for taxes is required; therefore, an escrow payment of Seven hundred fifty dollars ($750) per month will be deposited with the Lessor for payment of taxes. This escrow payment will be adjusted annually, to cover the taxes as levied against the real and personal property by all taxing authorities using the previous year as a guide.

         4. The Lessee shall be responsible for and pay for fire and extended coverage on the building and contents in such amount as shall be reasonably requested by Lessor, being at least replacement value. The insurance policy shall designate Lessor and Lessee as named insureds and loss payees, as their interests may appear. If Lessee fails or neglects to provide this insurance as required, Lessor may obtain same and add the premium cost to the next lease payment due.

         5. In the event of partial destruction of the building and contents (that is, destruction of less than half, in value of the building and contents) by fire or other casualty, then the Lessee shall be entitled to the insurance proceeds and shall be obligated to restore the premises, including furniture, furnishings, fixtures and equipment, to at least as good condition as it was, prior to the des-
     truction. Any insurance proceeds, in the event of loss, will he escrowed with Owner of the building. Owner will pay bills incurred, as directed by Lessee, from insurance proceeds, to repair damages as presented by repair contractors. If repairs cost more than insurance proceeds, Lessee will be obligated to pay the difference from Lessee's own funds. If destruction is fifty per cent (50%) or more, of value, Lessor shall be entitled to the insurance proceeds and shall, at its option, restore the premises as above provided or cancel the Lease. In the event of destruction of fifty per cent (50%) or more of value, Lessor shall advise Lessee, within thirty (30) days following the destruction, of his election in this regard.

          6. In the event of a taking of all or of part of the land and buildings as a result of eminent domain, condemnation or other governmental taking, the consideration paid therefor shall be paid to the Lessor, and from the date of payment of such consideration, the rental amount shall abate and be reduced in proportion to the relation of the amount of the consideration to $2,200,000 in value.

          7. Lessee shall, as long as this Lease remains in effect, procure and keep in effect, general public liability insurance against claims for bodily injury or death occurring upon, in or about the demised premises, and on, in or about the adjoining streets and passage-ways, with limits of not less than $3,000,000 any one person or incident. Lessee shall also provide for malpractice insurance. Lessor shall be a named insured on all policies.

          8. Lessee agrees that it will at all times, during the term of this Lease or any extension thereof, indemnify, protect, defend and save harmless, the Lessor, against any and all claims, costs, charges, liabilities, or expenses arising from damage or injury, actual or claimed, of whatever kind or character, to property or persons occurring in or about the demised premises, streets, sidewalks, passageways, parking lots, and alleys adjacent thereto, and agree to resist or defend such action or proceedings, and cause the same to be defended at its expense.

          9. The premises shall be used as a licensed nursing home and for no other purpose without the written consent of Lessor. Lessee agrees to maintain the entire premises, including buildings, drives, parking area, furniture, fixtures, equipment, and decoration in good and tenantable repair and condition. Lessee shall, at its expense, repair or replace items as may be necessary to comply with this covenant, and such that the premises shall at all times qualify for and remain, licensed as, at least an ICF III for a 120-bed nursing home under the laws and regulations of the United States and the State of Texas. A reduction in, or loss of, this or equivalent license rating, in the event license ratings are changed, will be considered a default in this Lease.

          10. Lessee, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld, shall have the right to make such additions, alterations, changes and improvements on the demised premises as Lessee shall deem necessary or desirable; provided that no such addition, alteration, change or improvement shall be made which will weaken the structural strength of the building, dimish its utility or value, and all additions, alterations, changes and improvements shall be made in a workmanlike manner in full compliance with all building laws and ordinances applicable thereto, and shall become part thereto upon termination of this Lease. Lessee may erect and maintain such signs upon the premises as they may desire, and as may be permitted by laws or ordinances pertaining thereto, but at its sole expense and responsibility.

          11. Lessee shall keep the demised premises in a clean, safe and sanitary condition, and shall comply with all municipal, county, state and federal laws and regulations governing the conduct of the activities conducted, suffered or permitted by the Lessee on the demised premises and the Lessee shall obtain appropriate permits from all such authorities required.

          12. Lessee shall have the right to sub-lease, or assign, any or all of the leased premises, with the prior written consent of Lessor, first obtained, which consent will not be unreasonably withheld, provided that the Lessee will remain liable for the performance of the covenants and obligations of this Lease.

          13. Lessee agrees to permit Lessor, or his authorized representative to enter the demised premises at all reasonable times during usual business hours for the purpose of inspecting the same, provided that this shall not be construed to obligate Lessor to notify Lessee of any defect observed therein.

          14. Lessee shall not do or suffer anything to be done whereby the demised premises, or any part thereof, may be encumbered by a mechanic's or similar lien, and in the event such a lien is filed against the demised premises, or any part thereof, purporting to be for or on account of any labor done or material or services furnished in connection with any work in or about the demised premises, Lessee shall discharge the same of record within ten (10) days after the date of such claim, or if Lessee desires to contest the validity or amount of such claim, it may do so provided that it first posts security acceptable to Lessor, fully indemnifying Lessor and the premises from any claim, charge, or demand arising from such claim or expenses incurred in connection therewith.

          15. The occurrence of any one or more of the following events shall constitute an "event of default" in the performance of the covenants of the
     Lessee:

               a. The Lessee shall fail or neglect to pay the rentals when due, or to pay any other sum of money which they are required by this Lease to pay, and such non-payment shall continue on the tenth day after written notice of the same has been posted to Lessee. In the event of default of this Lease, Lessee's will forfeit any rights, or ownership of contracts and ownership of Certificate of

     Need at this location, with the State of Texas or the United States Government, to Lessor.

          b. The Lessee shall fail, refuse or neglect to perform or observe any other covenant required of them herein, and such non-performance or non-observance shall continue on the thirtieth (30th) day (unless a later date be stated in the notice) after written notice of the same has been posted to the Lessee.

          c. This Lease, or the premises itself, or any property of the Lessee is levied upon by process of law, and such levy be not completely discharged, or secured to the satisfaction of the Lessor, within fifteen
     (15) days after service of the process.

          d.   Lessee becomes involved in financial difficulties as evidenced by
     (1) an admission in writing of their inability to pay their debts generally as they become due, (2) becoming petitioner in any voluntary debtor or bankruptcy proceedings, whether asking arrangement, composition, reorganization, liquidation, or other relief, suspension or modification of their obligations, (3) becoming a party respondent to any involuntary proceeding the purpose of which is to subject the assets of the Lessee to the control of a court of creditor's committee, (4) making an assignment of all or of a substantial part of their property for the benefit of their creditors, or (5) seeking, consenting to or failing to avert the appointment of a receiver or a trustee for all or a substantial part of their property, or of the demised premises, or of their interest in this Lease.

          16.  If an event of default occurs, Lessor shall have the option to:

               a. Terminate this Lease by service of written notice of termination, and Lessee's right to the possession of the premises shall cease upon the date stated in such notice, without prejudice to Lessor's right to recover all sums due as of the date possession is surrendered, plus any damage or loss suffered on or prior to such date, including any expenses such as court costs, attorneys' fees and similar expenses incurred by Lessor in recovering possession, rent and/or damages due from Lessee; or

               b. Re-enter and take possession of the premises without further demand or notice, and expel Lessee, or those claiming under it, and remove the effects of both, or either (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to Lessor's further rights under this Lease. In such event, the obligations of the Lessee under this Lease shall continue, but Lessor may from time to time upon such terms and conditions, and for such bona fide rental as they may be able reasonably to negotiate, sublet the premises for the account of Lessee, and all sums received by Lessor shall be credited to the account of Lessee, less all reasonable expenses actually incurred by Lessor, including, but not limited to brokerage fees, advertising expense, preparation including re-decoration of the premises for sub-letting, legal expenses, cost of performing such of Lessees' obligations as Lessor finds it necessary to perform at it's expense, and all other items necessary and proper to procure suitable tenants for the premises. Lessee shall remain liable to Lessor for any deficiency between the amounts properly credited to Lessee and the amount due Lessor under this Lease.

               c. If Lessor, after taking possession of the premises pursuant to subparagraph (b) above, is unable to make a bona fide sublease with a new tenant for a term which equals or exceeds the balance of the period for which Lessee is then obligated, Lessor shall have the right forthwith to demand and recover from Lessee, the present value of the difference between the amount to be received by Lessor under the new sub-lease, and the amount which would have been payable by Lessee under this Lease for the remainder of the term hereof, plus the expenses of Lessor as defined above.

               d. Notwithstanding any election by Lessor to retake possession pursuant to subparagraph (b) above, Lessor may at any time thereafter, upon written notice to Lessee, terminate this Agreement in all respects, and in such event, Lessee shall have no further liability, obligation or responsibility after the date of such termination.

               e. In order that Lessor may be indulgent when it deems the circumstances warrant without prejudicing it's right under this Lease, Lessee now expressly agrees that no indulgence or extension, waiver or forgiveness, variation by practice, nor any neglect or abstention by Lessor in strictly enforcing the covenants of Lessee on any one or more occasions shall ever be deemed a waiver of or estoppel against the right of Lessor to insist upon strict compliance with each and every covenant herein, without any further or special notice or warning, the existence of a covenant in this Lease and the provisions of this paragraph, being deemed adequate notice of the rights of the Lessor. No property belonging to the Lessee shall ever be removed from the premises at any time when there exists any default in the payment of any part of the rent due under this Lease, nor after notice of default in the performance of any other covenant or obligation assumed herein by Lessee.

          17. Lessee agrees to execute any instrument reasonably required by Lessor reflecting attornment to their prior interest which may be required by Lessor in connection with mortgaging their interest in the demised premises, and/or refunding or refinancing in the future of any mortgage which Lessor may place upon the premises.

          18. Upon any termination or expiration of this Lease, whether by lapse of time, cancellation pursuant to an election provided for therein, forfeiture, or otherwise, Lessee shall surrender immediately, possession of the demised premises and all buildings and improvements including FF&E, then on the same to Lessor in good and tenantable repair, reasonable wear and tear and damage from fire or other casualt or peril excepted. If possession be not immediately surrendered, Less with or without process of Law, may forthwith re-enter said premises and reposses the same, and expel and remove therefrom, using such force as may be necessary, all persons and property, without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to Lessor.

          19.  Lessor has the right to assign all or any part of this Lease.

          20. Lessee is hereby granted an option to purchase these facilities including land, improvements, furniture and equipment and reassignment of one-half interest in the Certificate of Need, ten years after commencement of Lease and after one hundred twenty (120) rental payments have been made, and before the Lease expires or is terminated, provided Lessee is not in default on the Lease. The purchase price will be Two Million Five Hundred Thousand Dollars ($2,500,000), payable in cash at closing, unless a financing arrangement is worked out. Upon notification to Lessor of exercise of this option, accompanied by a $10,000 earnest money check, which will be applied to purchase price at closing, Lessor will provide a title binder for inspection of Lessee, with policy to follow at closing, showing property free and clear from all liens. Closing will be within sixty (60) days of receipt of notice of exercise. If option is exercised, purchaser agrees to accept the title with all easements as shown on the survey or plat, and mineral rights previously conveyed.

          21. A one-half (1/2) interest in the Certificate of Need, first issued to Lessee, is hereby assigned to Lessor for as long as this Lease is in effect, to be reassigned to Lessee if Option is exercised.

          22. It is the intention of the parties that this is to be a net, net, net Lease.

          23. At the time of the execution of this Lease, Lessee agrees to assign an undivided one-half interest in the Certificate of Need, to Lessor as part of the consideration for leasing. Lessee agrees that if a default on this Lease occurs, resulting in foreclosure or assignment, Lessee's remaining interest in the Certificate of Need will be assigned to Lessor immediately and forthwith.

          24. This Lease shall be construed and interpreted in accordance with the laws of the state of Texas.

          25. Any notice or demand required or permitted by law or by any provisions of this Lease shall be in writing. All notices or demands by Lessor to or upon Lessee shall be deemed to have been properly given when sent by Certified Mail, address Box 202047, Austin, Texas Care Enterprises, Inc., P. O. or at such other place as Lessee may from time to time designate in a written notice to Lessor; and to Lessor by Lessee, addressed to Lloyd G. Hobbs, P. O. Box 126, Fort Smith, Arkansas 72902, or at such other place as Lessor may from time to time designate in a written notice to Lessee.

          26. This Lease and all provisions herein shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

          27.  Time is of the essence in this Lease.

          IN WITNESS WHEREOF, the parties have caused this instrument to be properly executed this day and year first above written.


                                        /s/ Lloyd G. Hobbs
                                        ----------------------------------------
                                        Lloyd G. Hobbs, Lessor

                                        /s/ Larry J. Voegtle President
                                        ----------------------------------------
                                        Select Care Enterprises, Inc., Lessee
                                        Larry J. Voegtle, President

ATTEST:


/s/ Grady E. Wooldridge
-------------------------------
Grady E. Wooldridge, Secretary

          Performance of this Lease is hereby guaranteed, jointly and severally, by the following stockholders the Lessee corporation, being:

/s/ Larry J.  Voegtle
-------------------------------
Larry J.  Voegtle


/s/ Grady E. Wooldridge
-------------------------------
Grady E. Wooldridge


/s/ Delores J. Milligan
-------------------------------
Delores J. Milligan

                            FIRST ADDENDUM TO LEASE
                            -----------------------

          This First Addendum to Lease is made to amend that certain Lease Agreement, dated the Tenth day of April, 1990, between LLOYD G. HOBBS, of Dallas, Texas As Lessor, and SELECT CARE ENTERPRISES, INC., of Austin, Texas as Lessee.

          Paragraph Two, Page One of this Lease Agreement shall be changed to read as follows:

               "The lease rental shall be $24,135.00 per month, for the first twelve (12) months, beginning May 15, 1991. Beginning May 15, 1992, the monthly rental shall increase to $26,885.00 per month for Seventy-two (72) months. Beginning May 15, 1998, the monthly rental will decrease to $24,750.00 per month for the balance of the lease term. Rental payments will be mailed to Lloyd Hobbs, P.
               O. Box 126, Fort Smith, AR 72902, or to such other address as may be directed in writing."

          All other terms of the Lease to remain as originally written. This First Addendum to Lease executed and attached to the original Lease, dated this 16th day of May, 1991.

                                            /s/ Lloyd G. Hobbs
                                        --------------------------------
                                        Lloyd G. Hobbs - Lessor

                                        SELECT CARE ENTERPRISES, INC.


                                        By: /s/ Larry J. Voegtle
                                            ----------------------------
                                                Larry J. Voegtle
                                                President -  Lessee

ATTEST:

[SIGNATURE ILLEGIBLE]
------------------------------
         Secretary

BEING ? 4.02 core tract of land out of the SW/4 of Section 12, Block 33, T-1-S. ?? P. RR. Co. Survey, Howard County, Texas, described by metes one bounds as follows:

BEGINNING at o RR spike set in the intersection of the West Right-Of-Way line of Parkway Road (60.0 Right-Of-Way) one the North line of o 15.0 inches wide East-West ??ey. City of Big Spring in the SW/4 of Section 12, Block 33, T-1-S, T.& P. RR. Co. Survey, Howard County, Texas for the SE corner of this tract from ???? the SW corner of said Section 12 bears S. 15 inches 16 inches E. 1640.0 inches and S. 74 inches 44 inches W.2550.0 inches

HENCE S. 74 inches 44 inches W. ???? the North line of said East-West, ??ey. 357.? to a 1/2 inches ?? found for the SE corner of a 2.0 ?ccre tract one for the SW corner of the tract

HENCE N. 5?? ?? W. 424.5? to a concrete rail found in the South Right-Of-Way line of Wesson Road 75? Right-Of-Way) ?? NE corner of said 2.0 core tract and for ??? NW corner of this tract

HENCE N. 65 inches 51 inches E. along the South Right-Of-Way line of said Wesson Road, 3915 to a 5/8 ?? ?? in the West Right-Of-Way line of said Parkway Road, for the NE corner of this tract.

HENCE S. 15 inches 16 inches E. along the West Right-Of-Way line of said Parkway Road ??5 inches to the PLACE OF BEGINNING

Containing 175111.2 Source Feet ?? 4.02 Acres of Land

                        CONSENT TO ASSIGNMENT OF LEASE

     WHEREAS, on or about April 10, 1990, LLOYD G. HOBBS entered into a Lease Agreement with SELECT CARE ENTERPRISES, INC. as amended by "First Addendum to Lease" dated May 16, 1991 covering the Nursing Home and certain contents thereof located in Big Spring, Howard County, Texas, located on certain Real Property attached hereto as Exhibit "A" .

     AND WHEREAS, SELECT CARE ENTERPRISES, INC. desires to assign all of its right, title, and interest in and to said Lease and purchase option contained therein to SUMMIT CARE CORPORATION.

     AND WHEREAS, LLOYD G. HOBBS desires to express his consent to said assignment and purchase option contained therein; it is, therefore agreed as follows:

     THAT in and for the value of - - TEN AND NO/100 DOLLARS - -($10.00) and other good and valuable consideration, LLOYD G. HOBBS agrees and consents to SELECT CARE ENTERPRISES, INC. is assignment of the Lease with purchase option dated April 10, 1990, as amended by "First Addendum to Lease" dated May 16, 1991 on the above referenced property, both real and personal, between LLOYD G. HOBBS and SELECT CARE ENTERPRISES, INC., attached hereto as Exhibit "A", to SUMMIT CARE CORPORATION effective as of 12:01 a.m. on December 1, 1994.

****
----
     EXECUTED this 2nd day of December, 1994.

                                        /s/ Lloyd G. Hobbs
                                        ---------------------------
                                        Lloyd G. Hobbs


THE STATE OF ARKANSAS S

COUNTY OF SEBASTIAN   S
          -----------

     This instrument was acknowledged before me on the 2nd day of December, 1994 by LLOYD G. HOBBS.

                                  /s/ Shirley S. Wolfe
                                  --------------------------------
                                  Notary Public State of Arkansas
                                  Name Printed: Shirley S. Wolfe
                                  Comm. Exp.:  November 1, 2000

              **** The next rental payment is due December 15, 1994 in the ---- amount of $26,885.00, plus $3,422.00 escrow for taxes, or a total of $30,307.00 due December 15 and monthly thereafter.

                             ALAMO TITLE INSURANCE
                                   OF TEXAS

G.F. No.  1676-94
          -------

Policy No.  COMMITMENT
            ----------

Continuation of Schedule  A:
                          -


                                  EXHIBIT "A"

A 4.02 acre tract, more or less, out of SW/4 of Section 12, Block 33. T-1-S, T&P RR Co. Survey, Howard County, Texas, described by metes and bounds as follows:

Beginning at a 1/2 inch I.R. in the intersection of the West right-of-way line of Parkway Road and the North line of a 15.0 foot wide East-West alley out of said Section 12, for the SE corner Of this tract; from whence the SW corner of said Section 12 bears S 15"16' E. 1640.0 feet and S 74"44' W 2580.0 feet;

THENCE S 74"44' W with the North line of said East-West alley, 387.9 feet to a 1/2 inch I.R. the SE corner of a 2.0 acre tract in the name of Church of Jesus Christ of Latter Day Saints; and the SW corner of this tract;

THENCE N 15"16' W 424.8 feet to a 1/2 inch I.R. in the South right-of-way line of Wasson Road, the NE corner of said 2.0 acre tract and the NW corner of this tract;

THENCE N 66"51' E with the South right-of-way line of said Wasson Road, 391.6 feet to a 1/2 inch I.R. in the West right-of-way line of said Parkway Road, for the NE corner of this tract;

THENCE S 15"16' E 478.5 feet to the PLACE OF BEGINNING.